                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K FOR REPORT DATED JULY 20, 2000

                 PURSUANT SECTION 13 OF 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



                              MAX DEVELOPMENT, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Colorado                                                84-1474940
----------------------------    ------------------------       -------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)

                             15245 Shady Grove Road
                                    Suite 400
                               Rockville, MD 20850
                               -------------------
               (Address of principal executive offices (zip code))

                                 (301) 947-8010
                              (301) 947-8087 (fax)
                              --------------------
              (Registrant's telephone number, including area code)

The Registrant has previously filed its Current Report on Form 8-K, November 21, 2001, without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraph (a) of the Report dated November 21, 2001, is hereby amended to read as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         A.       AUDITED ANNUAL FINANCIAL STATEMENTS OF INTERRUPTION TELEVISION
                  PTE LTD

                  1. Report of Foo Kon Tan Grant Thornton auditors of Interruption Television Pte Ltd.
                  2.       Balance sheet as of June 30, 2001
                  3. Profit and loss accounts for the two years ended June 30, 2001 and 2000
                  4.       Notes to the Financial Statements

         B.       UNAUDITED FINANCIAL INFORMATION OF INTERRUPTION TELEVISION PTE
                  LTD

                  1. Balance sheet as of June 30, 2001 (WITH UNAUDITED RECONCILIATION TO US GAAP)
                  2.       Statement of Shareholders Equity for the two years
                           ended June 30, 2001 and 2000 (UNAUDITED)
                  3.       Cash flow statements for two years ended June 30,
                           2001 and 2000 (UNAUDITED)


         C. UNAUDITED INTERIM FINANCIAL STATEMENTS OF INTERRUPTION TELEVISION PTE LTD

                  1. Balance sheet as of September 30, 2001 (UNAUDITED AND RECONCILED TO US GAAP)
                  2.       Profit and loss accounts for the three months ended
                           September 30, 2001 and 2000 (UNAUDITED)
                  3.       Cash flow statements for the three months ended
                           September 30, 2001 and 2000 (UNAUDITED)
                  4.       Notes to the Financial Statements (UNAUDITED)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                              Max Development, Inc.
                              (Registrant)

Date: December 31, 2001       /s/ Danny McGill
                              --------------------------------------------------
                              Danny McGill, Chief Executive Officer and Chairman

Date: December 31, 2001       /s/ Mark Elenowitz
                              --------------------------------------------------
                              Mark Elenowitz, President and Director

                       AUDITORS' REPORT TO THE MEMBERS OF

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)


We have audited the accompanying balance sheet of Interruption Television Pte Ltd as at 30th June 2001, and the profit and loss account for the financial year then ended. These financial statements are the responsibility of the company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Singapore Standards of Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The amount of $37,703 owing by a director contravene S162 of the Companies Act. As mentioned in Note 7 to the financial statements, the financial statements have been prepared on the basis that the company is a going concern and the validity of this depends on the continuing financial support of the shareholders, the directors and creditors of the company. In the absence of such support, the going concern basis would not be valid and provision would then have to be made for any loss on realization of the company's assets and further costs which might arise.

In our opinion, except for the abovementioned paragraph and the effects of such adjustments, if any, as might have been required had the outcome of the uncertainty referred to in the preceding paragraph been known,


     (a) the financial statements are properly drawn up in accordance with the provisions of the Companies Act, Cap. 50 and Statements of Accounting Standard and so as to five a true and fair view of:

         (i) the state of affairs of the company as at 30th June 2001 and the results of the company for the financial year then ended on that date; and
         (ii) the other matters required by Section 201 of the Act to be dealt with in the financial statements;

     (b) the accounting and other records, and the registers required by the Act to be kept by the company have been properly kept in accordance with provisions of the Act.



                                                    Foo Kon Tan Grant Thornton
                                                    Certified Public Accountants

Singapore, October 10, 2001


                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                          BALANCE SHEET, 30th June 2001

                        (Expressed in Singapore Dollars)

                                                      Note              2001                 2000
                                                      ----        -----------------    -----------------
ASSETS
NON-CURRENT ASSETS
Property, plant and equipment                          3          $         64,206     $         48,578
Other assets                                           4                   417,703              637,720
                                                                  -----------------    -----------------
                                                                           481,909              686,298
CURRENT ASSETS
     Trade receivables                                 5                     8,304              185,862
     Other receivables                                 6                    56,361               18,980
     Amount due from a director                        7                    37,703              275,601
     Cash and cash equivalents                                                  --              174,388
                                                                  -----------------    -----------------
                                                                           102,368              654,831
                                                                  -----------------    -----------------
TOTAL ASSETS                                                      $        584,277     $      1,341,129
                                                                  =================    =================

EQUITY AND LIABILITIES

CAPITAL AND RESERVES
     Share capital                                     8          $       557,592      $       557,592
     Accumulated (losses) profits                                      (2,457,204)          (1,068,267)
                                                                  -----------------    -----------------
                                                                       (1,899,612)            (510,675)
                                                                  -----------------    -----------------
NON-CURRENT LIABILITIES
     Loan from ultimate holding company                9                   721,200              691,000
     Deferred taxation                                 10                       --                   --
                                                                  -----------------    -----------------
                                                                           721,200              691,000
                                                                  -----------------    -----------------

CURRENT LIABILITIES
     Trade payables                                                        461,854              458,788
     Other payables                                                         99,766               31,876
     Progress billings                                                          --                9,653
     Amount due to a director                                               61,000                   --
     Amount due to third parties                       11                1,057,178              520,487
     Provision for taxation                                                 82,891              140,000
                                                                  -----------------    -----------------
                                                                  $      1,762,698     $      1,160,804
                                                                  -----------------    -----------------
TOTAL EQUITY AND LIABILITIES                                      $        584,277     $      1,341,129
                                                                  =================    =================

The annexed notes form an integral part of and should be read in connection with these financial statements


                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                             PROFIT AND LOSS ACCOUNT
                        FOR THE PERIOD ENDED 30 JUNE 2001

                        (Expressed in Singapore Dollars)


                                                                 Note                2001                     2000
                                                                 ----          -----------------       -----------------
Revenues                                                          2            $         96,591        $        277,849

Cost of sales                                                                          (218,853)               (955,237)
                                                                               -----------------       -----------------
Gross loss                                                                             (222,262)               (677,388)

Other operating income                                                                   77,925                      --

Distribution costs                                                                     (256,086)               (233,748)

Administrative expenses                                                                (995,129)               (516,966)
                                                                               -----------------       -----------------
Loss from operations                                                                 (1,395,552)             (1,428,132)

Finance costs                                                                           (50,494)                     --
                                                                               -----------------       -----------------

Loss before taxation                                              12                 (1,446,046)             (1,428,132)

Taxation                                                          14                     57,109                  10,000
                                                                               -----------------       -----------------

(Accumulated loss)/retained profit brought forward
        As previously reported                                                         (900,701)             (1,418,132)
        Prior year adjustment                                     15                   (167,566)                     --
                                                                               -----------------       -----------------

        As restated                                                                  (1,068,267)                349,865
                                                                               -----------------       -----------------
Accumulated losses carried forward                                             $     (2,457,204)       $     (1,068,267)
                                                                               =================       =================



As the only components of movement in the Statement of Changes in Equity is the net loss for the year and prior year adjustment, a separate Statement of Changes in Equity has not been prepared.

The annexed notes form an integral part of and should be read in connection with these financial statements


                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                        NOTES TO THE FINANCIAL STATEMENTS
                                 30th June 2001



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Accounting convention

          The financial statements, expressed in Singapore dollars, are prepared in accordance with the historical cost convention.

          The financial statements are prepared in accordance with and comply with Singapore Statements of Accounting Standard.


     (b)  Property, plant and equipment and depreciation

          Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed utilizing the straight-line method to write off the cost of these property, plant and equipment over their estimated useful lives as follows:

                   Office equipment                    5 years
                   Furniture and fixtures              5 years
                   Leasehold improvements              5 years

          Fully depreciated assets of property retained in the books of accounts until they are no longer in use.

          The carrying amounts of property, plant and equipment are reviewed yearly in order to assess whether their carrying amount needs to be written down to its recoverable amount.


     (c)  Tapes library

          Capitalised production costs of tape library comprise direct material labour, subcontractors' cost and an appropriate proportion of production overhead in developing commercial films for television. These costs are amortised over the shelf lives of 4 years.

          Any capitalized production costs cannot reasonably be expected to be recovered from related future is written off to the profit and loss account.

     (d)  Taxation

          The liability method of tax effect accounting is adopted by the company. Deferred taxation is provided at current taxation rate on timing differences at the end of the financial year.

          Deferred tax assets are not recognized unless they are offset by deferred tax liabilities or there is r reasonable certainty of their realization in future periods.

     (e)  Revenue recognition

          Income from production of commercials is recognised upon delivery of the commercials from acceptance by customers.

          Income from licensed programs is recognized upon commencement of license periods which generally coincides with the customer's acceptance.

     (f)  Conversion of foreign currencies

          Monetary assets and liabilities in foreign currencies are translated into Singapore dollars at rates of exchange closely approximating those ruling at balance sheet date. Transactions in foreign currencies are converted at rates closely approximating those ruling at transaction dates. Exchange differences arising from such transactions are taken in the profit and loss account.

2. PRINCIPAL ACTIVITIES AND REVENUE

          The principle activities of the company are to provide talent for media industries and produce commercials and television programs.

          The address of the registered office is at 43A Tanjong Pagar Road, Singapore 088464.

          Revenue represents income form production of commercials and license programs, excluding applicable goods and services tax.

3. PROPERTY, PLANT AND EQUIPMENT

                                               Furniture     Leasehold
                                  Office         and          Improve
         Cost                    equipment     fixtures        ments         Total
         ----                   -----------   -----------   -----------   -----------
         At 1.7.2000            $   43,559    $   22,843    $    4,314    $   70,716
             Additions              37,214             -             -        37,214
                                -----------   -----------   -----------   -----------
         At 30.6.2001           $   80,773    $   22,843    $    4,314    $  107,930
                                ===========   ===========   ===========   ===========

         Accumulated depreciation
         ------------------------

         At 1.7.2000            $   12,140    $    8,416    $    1,582    $   22,138
             Depreciation
                for the year        16,155         4,568           863        21,586
                                -----------   -----------   -----------   -----------
         At 30.6.2001           $   28,295    $   12,984    $    2,445    $   43,723
                                ===========   ===========   ===========   ===========

         Depreciation
             for 2000           $    8,712    $    4,569    $      863    $   14,144
                                ===========   ===========   ===========   ===========

         Net book value
         --------------

         At 30.6.2001           $   52,478    $    9,859    $    3,595    $   64,206
                                ===========   ===========   ===========   ===========

         At 30.6.2000           $   31,419    $   14,427    $    2,732    $   48,578
                                ===========   ===========   ===========   ===========

4. OTHER ASSETS


                                                              2001        2000
                                                            --------    --------
         Tapes library, at cost                                 $           $
         Balance at beginning                                904,550     206,759
         Additions                                             8,161     697,792
                                                            --------    --------
         Balance at end                                      912,711     904,550

         Less:
         Accumulated amortization
         Balance at beginning                                266,830           -
         Addition during the year/period (Note 12)           228,178     266,830
                                                            --------    --------
         Balance at end                                      495,008     266,830

                                                            --------    --------
                                                             417,703     637,720
                                                            ========    ========

          This comprises a tape library maintained by the company for the purpose of producing commercials and television programs.


5. TRADE RECEIVABLES

          This amount is arrived at after provision of doubtful debts as follows:

                                                            2001          2000
                                                          --------      --------
                                                             $              $
          Balance at beginning of year                     16,872             -
          Provision for the year                                -        16,872
          Provision written back                           (5,100)            -
          Amount written off                              (10,105)            -
                                                          --------      --------
          Balance at end                                    1,667        16,872
                                                          ========      ========


6. OTHER RECEIVABLES


                                                            2001          2000
                                                          --------      --------
                                                             $             $

          Deposits                                         35,090        18,980
          Prepayment                                       21,271             -
                                                          --------      --------
                                                           56,361        18,980
                                                          ========      ========


7. AMOUNT DUE FROM/(TO) A DIRECTOR

          Amount due from/(to) a director is unsecured and interest-free with no fixed terms of repayment.

          During the year the company made an advance to a director. This advance contravenes Section 162 of then Companies Act, Cap 50. This advance was ratified and approved by the shareholders at an extraordinary meeting held subsequent to the balance sheet date.


8. SHARE CAPITAL

                                                       2001             2000
                                                       ----             ----
     Authorized:
      2,000,000 ordinary shares of $1 each         $ 2,000,000      $ 2,000,000

     Issued and fully paid:
      557,592 ordinary shares of $1 each           $   557,592      $   557,592


9. ULTIMATE HOLDING COMPANY

          The immediate and ultimate holding company is Interruption Television, Inc., a company incorporated in Nevada.

          The loan from Interruption Television, Inc, is unsecured, interested-free and is repayable on demand.


10. DEFERRED TAXATION

                                                            2001          2000
                                                          --------      --------
                                                            $              $
   Balance at beginning                                         -        10,000
   Transfer to profit and loss account (Note 14)                -       (10,000)
                                                          --------      --------
   Balance at end                                               -             -
                                                          ========      ========

11. AMOUNT DUE TO THIRD PARTIES

                                                             2001        2000
                                                          ----------  ----------
                                                              $           $
  Loan from third parties (Secured)                         418,188     513,187
  Amount owing to third parties (Unsecured)                  44,000       7,300
  Loan from shareholders of ultimate holding company
  (secured)                                                 594,990           -
                                                          ----------  ----------
                                                          1,057,178     520,487
                                                          ==========  ==========

          Loan from third parties is interest-free and is secured by an assignment of trade receivables. Under the agreement, the company is required to repay the loan based on an agreed schedule, failing which, the third parties would have the right to execute all contracts on behalf of the company in order to secure revenue top recover whatever outstanding loans, As at 30th June 2001, the company has failed to repay the loan according to the general repayment schedule. The third parties have however given an undertaking that they would not exercise their rights under those charges for the next 12 months.

          Loan from ex-shareholders bears interest at a rate of 8% (2000 - Nil%) per annum. The loan is secured be a deed of debenture on all assets of the company apart from the trade receivables and the tape library. There are no fixed terms of repayment.


12. LOSS BEFORE TAXATION

                                                                               2001              2000
                                                                               ----              ----
                                                                                 $                  $
         Loss before taxation has been arrived at after charging:      Note
         Amortization of tapes library                                    4      228,178       266,830
         Depreciation of property, plant and equipment                    3       21,586        14,144
         Directors' remuneration                                                 226,850        70,500
         Interest expense                                                         50,494             -
         Loan written off                                                              -        89,832
         Loss in exchange                                                         58,188         1,121
         Operating lease rental                                                  166,239       100,963
         Provision for doubtful accounts - trade                          5            -        16,872
         Staff costs                                                             204,856        91,335

         And crediting:

         Provision for doubtful debts written back                        5        5,235             -



13. UNDERTAKING OF EXPENSES BY ULTIMATE HOLDING COMPANY

          The audit fee of $10,000 (2000 - $Nil) and related disbursement expenses would be borne by the ultimate holding company.

14. TAXATION

          No current taxation has been provided in the financial statements as the company has no taxable income. The Company has unabsorbed capital allowances and tax losses amounting to approximately $60,000 (2000 - $25,000) and $2,174,000 (2000 - $1,085,000) respectively, which are subject to agreement with tax authorities. These unabsorbed capital allowances and tax losses can be carried forward offsetting against future taxable income provide that the provisions of Sections 23 and 37 of the Singapore income Tax Act, Cap. 134 are complied with.

          Unutilised tax benefits totalling $547,000 (2000 - $283,000) arising form unabsorbed capital allowances and tax losses have not been recognized.


15. PRIOR YEAR ADJUSTMENT

          This is in respect of adjustment for cost of sales to match the corresponding sales recognized in the financial period ended 30 June 2000.


16. OPERATING LEASE COMMITMENTS (NON-CANCELLABLE)

          At the balance sheet date, the company was committed to making the following rental payments in respect of operating lease of office premises with a term of more than one year:

                                                             2001          2000
                                                             ----          ----
                                                              $             $
    Not later than one year                                     -         10,800
    Later than one year but not later than five years           -              -
    Later than five years                                       -              -


17. CONTINGENT LIABILITES

     (a) The company was ordered by the court to pay an additional $72,000 to its landlord as penalty for unpaid rent. The company is in the process of negotiating with the landlord to forgo this amount on prompt settlement of all outstanding rental.

     (b) The company is facing a number of legal suits that are brought by its creditors for unpaid bills. All the unpaid amounts have been reflected in the accounts. However, legal fees and other costs to be incurred on these cases could not yet be ascertained.

     (c) A charge was placed on the company's tape library as security for a loan of US$500,000 extended by Samartan Development Limited to the ultimate holding company.


18. NUMBER OF EMPLOYEES

          Number of employees at the end of the financial year is 4 (2000 - 10).


19. COMPARATIVE FIGURES

          Certain comparative figures have been restated and reclassified to conform with current year's presentation and/or changes and updates in the Singapore Statements of Accounting Standards


20. RECONCILIATION TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES (UNAUDITED)

          The financial statements have been prepared accordance with the provisions of the Companies Act, Cap. 50 and Statements of Accounting Standard ("SAS") of Singapore. Financial statements prepared in accordance with SAS do not materially differ from statements prepared in accordance with U.S. GAAP except in the manner of presentation and the treatment of certain transactions with officers and shareholders. The following unaudited balance sheet, unaudited profit and loss statement, unaudited statement of cash flows and unaudited statement of stockholders' equity have been adjusted or reconciled to present the financial information in accordance with U.S. GAAP.

                         INTERRUPTION TELEVISION PTE LTD


                         Unaudited Financial Information
                         for the year ended 30 June 2001

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                          BALANCE SHEET, 30th June 2001
                   (With UNAUDITED Reconciliation to US GAAP)

                        (Expressed in Singapore Dollars)

                                                         2001            2000
                                                     ------------   ------------
ASSETS
NON-CURRENT ASSETS
Property, plant and equipment                        $    64,206    $    48,578
Other assets                                             417,703        637,720
                                                     ------------   ------------
                                                         481,909        686,298
CURRENT ASSETS
     Trade receivables                                     8,304        185,862
     Other receivables                                    56,361         18,980
     Amount due from a director                           37,703        275,601
     Cash and cash equivalents                                --        174,388
                                                     ------------   ------------
                                                         102,368        654,831
                                                     ------------   ------------
TOTAL ASSETS                                         $   584,277    $ 1,341,129
                                                     ============   ============

EQUITY AND LIABILITIES

CAPITAL AND RESERVES
     Share capital                                   $   557,592    $   557,592
     Accumulated (losses) profits                     (2,457,204)    (1,068,267)
                                                     ------------   ------------
                                                      (1,899,612)      (510,675)
                                                     ------------   ------------
NON-CURRENT LIABILITIES
     Loan from ultimate holding company                  721,200        691,000
     Deferred taxation                                        --             --
                                                     ------------   ------------
                                                         721,200        691,000
                                                     ------------   ------------

CURRENT LIABILITIES
     Trade payables                                      461,854        458,788
     Other payables                                       99,766         31,876
     Progress billings                                        --          9,653
     Amount due to a director                             61,000             --
     Amount due to third parties                       1,057,178        520,487
     Provision for taxation                               82,891        140,000
                                                     ------------   ------------
                                                     $ 1,762,698    $ 1,160,804
                                                     ------------   ------------
TOTAL EQUITY AND LIABILITIES                         $   584,277    $ 1,341,129
                                                     ============   ============

Shareholders Equity as shown on the financial
statements                                           $(1,899,612)   $  (510,675)

     Material variation in balance sheet -
reclassification of amount due from a director
to additional paid in capital, a component of
shareholders equity (UNAUDITED)                          (37,703)      (375,601)
                                                     ------------   ------------
Shareholders equity according to generally
accepted accounting principles in the
United States (UNAUDITED)                            $(1,937,315)   $  (886,276)
                                                     ============   ============

   The annexed notes form an integral part of and should be read in connection with these financial statements


                                                  INTERRUPTION TELEVISION PTE LTD
                                            (Incorporated in the Republic of Singapore)
                                        ---------------------------------------------------
                                           STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)
                                    -----------------------------------------------------------
                                                 FOR THE YEAR ENDED JUNE 30, 2001
                                             (Amounts expressed in Singapore Dollars)

                                                                                                           Total
                                                                                          Retained      Stockholders
                                                                          Due from        earnings        Equity/
                                                Common Stock              Director       (deficit)       (Deficit)
                                        ----------------------------    ------------    ------------    ------------
                                           Shares         Par Value
                                        ------------    ------------
       Balance at June 30, 1999                  92     $        92     $               $   349,865     $   349,957

       Issuance of common
       stock at par value                   557,500         557,500

       Net loss                                                                          (1,418,132)     (1,418,132)
                                        ------------    ------------    ------------    ------------    ------------
                                                                                         (1,068,267)       (510,675)
       Balance at June 30, 2000             557,592         557,592

       Net loss                                                                          (1,388,937)     (1,388,937)
                                        ------------    ------------    ------------    ------------    ------------

       Balance at June 30, 2001             557,592         557,592               -      (2,457,204)     (1,899,612)

       Adjustment to US GAAP                                                (37,703)                        (37,703)
                                        ------------    ------------    ------------    ------------    ------------
       Balance at June 30, 2001
       (U.S. GAAP)                          557,592         557,592     $   (37,703)    $(2,457,204)    $(1,937,315)
                                        ============    ============    ============    ============    ============



                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)
                               CASH FLOW STATEMENT
                                   (UNAUDITED)

                    FOR THE YEARS ENDED 30 JUNE 2001 AND 2000
                    (Amounts expressed in Singapore Dollars)

                                                             2001           2000
                                                         ------------   ------------
CASH FLOW FROM OPERATING ACTIVITIES
(Loss) profit before taxation                            $(1,388,937)    (1,208,615)
Adjustment for:
   Gain on disposal of fixed assets                                               -
   Provision for bad debts
   Depreciation of fixed assets                               21,586         14,144
                                                         ------------   ------------
Operating (loss) profit before working capital changes    (1,367,351)    (1,194,471)
Decrease (increase) in operating assets:
   Trade debtors                                             177,558       (169,340)
   Other debtors, deposits and prepayments                   (37,381)        (2,247)

Increase (decrease) in operating liabilities:
   Trade creditors                                             3,066         27,664
   Other creditors and accrual                                67,890         14,883
   Progress billings                                          (9,653)         9,653
   Income taxes payable                                      (57,109)             -
   Deferred taxation                                               -        (10,000)
                                                         ------------   ------------
Net cash (used in) generated from operating activities   $(1,222,980)    (1,323,858)
                                                         ------------   ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets                                 $   (37,214)       (17,498)
Capitalized production costs                                 220,017       (285,449)
Proceeds from disposal of fixed assets                                            -
                                                         ------------   ------------
Net cash generated from (used in) investing activities   $   182,803       (302,947)
                                                         ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of stock                              $         -        557,500
Amount due to parent                                          30,200        691,000
Amount due from director                                     237,898         76,206
Loans from third parties and shareholders                    536,691        476,487
Amount due to director                                        61,000              -
                                                         ------------   ------------
Net cash generated from financing activities             $   835,589      1,801,193
                                                         ------------   ------------

NET INCREASE (DECREASE) IN CASH                          $  (174,388)       174,388

CASH AT BEGINNING OF YEAR                                    174,388              -
                                                         ------------   ------------

CASH AT END OF YEAR                                      $         -        174,388
                                                         ============   ============


                         INTERRUPTION TELEVISION PTE LTD


                         Unaudited Financial Information
                                30 September 2001

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                        BALANCE SHEET - 30 SEPTEMBER 2001

                        (Expressed in Singapore Dollars)

                                                                        2001

SHARE CAPITAL AND RESERVES
     Share capital                                                  $   557,592
     Accumulated (losses) profits                                    (2,643,368)
                                                                    ------------
                                                                    $(2,085,776)
                                                                    ============

Represented by:
Fixed assets                                                        $    58,806
Deferred expenditure                                                    417,703

CURRENT ASSETS
     Cash                                                           $     1,019
     Trade debtors                                                        2,484
     Other debtors, deposits and prepayment                             100,941
     Amount due from a director                                          37,703
                                                                    ------------
                                                                    $   142,147
                                                                    -----------
Less
CURRENT LIABILITIES
     Trade creditors                                                $   498,518
     Other creditors and accruals                                       103,545
     Progress billings                                                  180,000
     Loans from third parties (secured)                               1,057,178
     Amount due to a shareholder                                         61,000
     Provision for taxation                                              82,891
                                                                    ------------
                                                                    $ 1,983,132
                                                                    ------------
NET CURRENT (LIABILITIES) ASSETS                                    $(1,364,476)

NON-CURRENT LIABILITIES
     Loan from ITV, Inc.                                               (721,200)
                                                                    ------------
                                                                    $(2,085,676)
                                                                    ============

Shareholders Equity as shown on the financial statements
                                                                    $(2,085,676)

     Material variation in balance sheet - reclassification
of amount due from a director to additional paid in capital,
a component of shareholders equity                                      (37,703)
                                                                    ------------
Shareholders equity according to generally accepted
accounting principles in the United States                          $(2,123,379)
                                                                    ============

The accompanying notes form an integral part of and should be read in conjunction with these accounts.

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                             PROFIT AND LOSS ACCOUNT
              FOR THE THREE MONTHS ENDED 30 SEPTEMBER 2001 AND 2000

                        (Expressed in Singapore Dollars)


                                                         2001            2000
                                                     ------------   ------------

(LOSS) PROFIT BEFORE TAXATION                        $  (186,164)   $  (609,687)

TAXATION                                                       -              -

                                                     ------------   ------------
(LOSS) PROFIT AFTER TAXATION                         $  (186,164)   $  (609,687)

Accumulated profits (losses), at beginning of year    (2,457,204)    (1,068,267)

                                                     ------------   ------------
Accumulated (losses) profits, at end of year         $(2,643,368)   $(1,677,954)
                                                     ============   ============



The accompanying notes form an integral part of and should be read in conjunction with these accounts.

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                               CASH FLOW STATEMENT
              FOR THE THREE MONTHS ENDED 30 SEPTEMBER 2001 and 2000

                                                            2001         2000
                                                         ----------   ----------

CASH FLOW FROM OPERATING ACTIVITIES
(Loss) profit before taxation                            $(186,164)   $(609,687)
Adjustment for:
   Gain on disposal of fixed assets                              -            -
   Provision for bad debts                                       -            -
   Depreciation of fixed assets                              5,400            -
                                                         ----------   ----------
Operating (loss) profit before working capital changes   $(180,764)   $(609,687)
Decrease (increase) in operating assets:
   Trade debtors                                             5,820       46,747
   Other debtors, deposits and prepayments                 (44,580)     (55,250)

Increase (decrease) in operating liabilities:
   Trade creditors                                          36,864     (102,152)
   Other creditors and accrual                               3,779       45,391
   Progress billings                                       180,000       (9,653)
   Deferred taxation                                             -            -
   Bank overdraft                                                -       36,060
                                                         ----------   ----------
Net cash (used in) generated from operating activities   $   1,019    $(648,544)
                                                         ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets                                 $       -    $ (19,610)
Capitalized production costs                                     -       84,075
                                                         ----------   ----------
Net cash generated from (used in) investing activities   $       -    $  64,435
                                                         ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Amount due from director                                 $       -    $  (5,279)
Loans from third parties and shareholders                        -      415,000
                                                         ----------   ----------
Net cash generated from financing activities             $       -    $ 409,721
                                                         ----------   ----------

NET INCREASE (DECREASE) IN CASH                          $   1,019    $(174,388)

CASH AT BEGINNING OF PERIOD                                      -      174,388
                                                         ----------   ----------

CASH AT END OF PERIOD                                    $   1,019    $       -
                                                         ==========   ==========

The accompanying notes form an integral part of and should be read in conjunction with these accounts.

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                        NOTES TO THE FINANCIAL STATEMENTS
                                30 SEPTEMBER 2001



These notes form an integral part of and should be read in conjunction with the accompanying accounts.

1.   PRINCIPAL ACTIVITIES

     The principal activities of the Company are to provide talent for media industries and produce commercials and television programs. There have been no significant changes in the nature of these activities during the year.

     The Company is a wholly-owned subsidiary company of Interruption Television Inc., a company incorporated in Nevada.


2.   SIGNIFICANT ACCOUNTING POLICIES

     a)   Basis of accounting

     The accounts have been prepared in accordance with the historical cost convention.

     b)   Foreign currency transactions

     Foreign currency transactions are converted at exchange rates approximating those ruling at transaction dates. Foreign currency monetary assets and liabilities as at year-end are converted at rates of exchange approximating those ruling at that date. Exchange differences are recognised in the profit and loss account currently.

     c)   Taxation

     The tax expense is determined on the basis of tax effect accounting using the liability method and it is applied to all significant timing differences which arise from the differences in accounting and tax treatment of certain income and expense items. A deferred tax benefit is not recognised in the accounts unless there is reasonable expectation of realisation.

     d)   Depreciation

     Depreciation is calculated using the straight-line method so as to write off the fixed assets over their estimated useful lives as follows:

                                                                  No of years

         Office equipment                                              5
         Furniture and fixtures                                        5
         Leasehold improvements                                        5

     Fully depreciated assets are retained in the accounts until they are no longer in use. Any gain or loss on disposal of fixed assets is recognised in the profit and loss account currently.

     e)   Revenue recognition

     Income from production of commercials is recognised upon the delivery of the commercials and acceptance by customers.

     Income from licensed programs is recognised upon commencement of licence period which generally coincides with the customer's acceptance.

     f)   Deferred expenditure

     Deferred expenditure comprises materials, direct labour, subcontractors' cost and an appropriate proportion of production overheads. These expenditure are amortised over 5 years commencing from the date of commercial production.

     Any deferred expenditure that cannot reasonably be expected to be recovered from related future revenue is written-off to the profit and loss account.

3.   AMOUNT DUE FROM A DIRECTOR

     This amount is unsecured, interest-free and with no fixed term of repayment.


4.   LOANS FROM THIRD PARTIES (SECURED)

     These loans are interest-free and secured by the assignment of the company's book debts.


5.   AMOUNT DUE TO A SHAREHOLDER

     This amount is unsecured, interest-free and with no fixed term of repayment.


6.   LOAN PAYABLE TO ITV, INC.

     This amount is unsecured, interest free and with no fixed term of repayment.


7.   RECONCILIATION TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED
     STATES

     The financial statements have been prepared accordance with the provisions of the Companies Act, Cap. 50 and Statements of Accounting Standard ("SAS") of Singapore. Financial statements prepared in accordance with SAS do not materially differ from statements prepared in accordance with U.S. GAAP except in the manner of presentation and the treatment of certain transactions with officers and shareholders. The following unaudited balance sheet, unaudited profit and loss statement, unaudited statement of cash flows and unaudited statement of stockholders' equity have been adjusted or reconciled to present the financial information in accordance with U.S. GAAP.